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                                                                   Exhibit 10.11

                              AMENDED AND RESTATED

                               WARRANT TO PURCHASE

                                 COMMON STOCK OF

                                 PMR CORPORATION

Void after 5:00 p.m. Eastern Standard Time on April 26, 2000

      This is to verify that, FOR VALUE RECEIVED, Fred Furman, (hereinafter referred to as the "Holder") is entitled to purchase, subject to the terms and conditions hereof, from PMR Corporation, a Delaware corporation ("Company"), 90,000 shares of Common Stock, par value $.01 per share of the Company (the "Common Stock") at any time during the period commencing at 9:00 a.m., Eastern Standard Time on April 26, 1995 (the "Commencement Date") and ending at 5:00 p.m. Eastern Standard Time on April 25, 2000 (the "Termination Date") at an exercise price of $3.50 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant are subject to certain limitations upon exercise identified at Paragraph 8 hereafter. Furthermore, the number of shares of Common Stock purchasable upon exercise of this Warrant and the exercise price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below. This Warrant amends and restates and supercedes that certain warrant dated as of April 26, 1995, with respect to the purchase of up to 90,000 shares of Common Stock.

      The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as "Exercise Shares". The exercise price per share as from time to time in effect is referred to hereinafter as the "Exercise Price".

1.    EXERCISE OF WARRANT; ISSUANCE OF EXERCISE SHARES.

      (a) EXERCISE OF WARRANT. Subject to the vesting period set forth hereafter, this Warrant may be exercised in whole or in part at any time or from time to time on or after the Commencement Date and until and including the Termination Date, upon surrender on any business day to the Company at its principal office, presently located at the address of the Company set forth in Paragraph 9 hereof, (or such other office of the Company, if any, as shall theretofore have been designated by the Company by written notice to the Holder), together with: (i) a completed and executed Notice of Warrant Exercise in the form set forth in Appendix A hereto and made a part hereof and (ii) payment of the full Exercise Price for the amount of Exercise Shares set forth in the


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Notice of Warrant Exercise, in lawful money of the United States of America by certified check or cashier's check, made payable to the order of the Company.

      In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

      No adjustments shall be made for any cash dividends on Exercise Shares issuable upon exercise of the Warrant. The Company shall cancel Warrant Certificates surrendered upon exercise of Warrants.

      (b) ISSUANCE OF EXERCISE SHARES; DELIVERY OF WARRANT CERTIFICATE. The Company shall, within ten (10) business days or as soon thereafter as is practicable of the exercise of this Warrant, issue in the name of and cause to be delivered to the Holder (or such other person or persons, if any, as the Holder shall have designated in the Notice of Warrant Exercise) one or more certificates representing the Exercise Shares to which the Holder (or such other person or persons) shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder (or such other person or persons so designated) shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.

      (c) EXERCISE SHARES FULLY PAID AND NON-ASSESSABLE. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant Certificate will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Paragraph 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

      (d) RESERVATION OF EXERCISE SHARES. At the time of or before taking any action which would cause an adjustment pursuant to this Paragraph increasing the number of shares of capital stock constituting the Exercise Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company have remaining, after such adjustment, a number of shares of such capital stock unissued and unreserved for other purposes sufficient to permit the exercise of all the then outstanding Warrants of like tenor immediately after such adjustment; the Company will also from time to time take action to increase the authorized amount of its capital stock constituting the Exercise Shares if at any time the number of shares of capital stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of the Warrants then outstanding. The Company may but shall not be limited to reserve and keep available, out of the aggregate of its authorized but


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unissued shares of capital stock, for the purpose of enabling it to satisfy any obligation to issue Exercise Shares upon exercise of Warrants, through the Termination Date, the number of Exercise Shares deliverable upon the full exercise of this Warrant and all other Warrants of like tenor then outstanding.

      At the time of or before taking any action which would cause an adjustment pursuant to this Paragraph, reducing the Exercise price below the then par value (if any) of the Exercise Shares issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order to assure that the par value per share of the Exercise Shares is at all times equal to or less than the Exercise Price per share and so that the Company may validly and legally issue fully paid and non-assessable Exercise Shares at the Exercise Price, as so adjusted; the Company will also from time to time take such action if at any time the Exercise Price is below the then par value of the Exercise Shares.

      (e) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this subparagraph (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share. For purposes of this subparagraph (e), the current Market Value shall be determined as follows:

            (i) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose.

            (ii) if the Exercise Shares are listed or traded on a national securities exchange or in the NASDAQ National Market System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ National Market System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this clause (ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or


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            (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

2. PAYMENT OF TAXES. The Company need not pay any documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant. Furthermore, the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3. MUTILATED OR MISSING WARRANT CERTIFICATES. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate or Warrant Certificates of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity or bond, if requested, also satisfactory to them and (ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. RIGHTS OF HOLDER. The Holder shall not, by virtue of anything contained in this Warrant Certificate or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. ADJUSTMENT OF EXERCISE SHARES AND EXERCISE PRICE. The Exercise price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

      (a) In the case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its


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outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $5.00 per share, the adjusted Exercise Price immediately after such event would be $2.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

      (b) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (a) above, the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

      (c) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Paragraph (5) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Paragraph (5) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the exercise Price, in addition to those required by this Paragraph (5), as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock (excluding cash dividends) referred to hereinabove in this Paragraph (5) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

      (d) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holders, at their last addresses appearing in the Warrant Register. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by


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this Paragraph (5), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

      (e) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Paragraph, the Company shall forthwith file in the custody of its secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder.

6.    RESTRICTIONS ON TRANSFERABILITY.

      (a) WARRANT. This Warrant shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable only by the Holder.

      (b)   EXERCISE SHARES.

            (i) RESTRICTIONS ON TRANSFER; INDEMNIFICATION. No Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

      The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provisions of this Paragraph 6.

            (ii) RESTRICTIVE LEGENDS. Unless and until otherwise permitted by this Paragraph 6, each Certificate representing Exercise Shares issued upon exercise of this Warrant or to any transferee of the person to whom the Exercise Shares were issued, shall bear a legend setting forth the requirements of Paragraph (b)(ii) of this Paragraph 6,


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together with such other legend or legends as may otherwise be deemed necessary or appropriate by counsel to the Company.

            (iii) NOTICE OF PROPOSED TRANSFERS. Prior to any transfer, offer to transfer or attempted transfer of any Exercise Share, the holder of such security shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall (x) describe the manner and circumstances of the proposed transfer in sufficient detail, and shall contain an undertaking by the person giving such notice to furnish such other information as may be required, to enable counsel to render the opinions referred to below, and shall (y) designate the counsel for the person giving such notice, such counsel to be satisfactory to the Company. The person giving such notice shall submit a copy thereof to the counsel designated in such notice and the Company shall submit a copy thereof to its counsel, and the following provisions shall apply:

                  (A) If, in the opinion of each such counsel, the proposed transfer of the Exercise Share may be effected without registration of such security under the 1933 Act, the Company shall, as promptly as practicable, so notify the holder of such security and such holder shall thereupon be entitled to transfer such security in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the securities thus to be transferred (and each certificate evidencing any untransferred balance of the securities evidenced by such certificate) shall bear the restrictive legends referred to in subparagraph (b)(ii) above, unless in the opinion of each such counsel such legend is not required in order to insure compliance with the 1933 Act.

                  (B) If, in the opinion of either of such counsel, the proposed transfer of securities may not be effected without registration under the 1933 Act, the Company shall, as promptly as practicable, so notify the holder thereof. However, the Company shall have no obligation to register such securities under the 1933 Act, except as otherwise provided herein.

      The holder of the securities giving the notice under this subparagraph
(b)(iii) shall not be entitled to transfer any of the securities until receipt of notice from the Company under Paragraph (A) of this subparagraph (b)(iii) or registration of such securities under the 1933 Act has become effective.

      (d) REMOVAL OF LEGEND. The Company shall, at the request of any registered holder of an Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by subparagraph (b)(ii) if, in the opinion of counsel to the Company, such restrictive legend is no longer necessary.


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7. REGISTRATION UNDER THE SECURITIES ACT OF 1933. To the extent that the
Exercise Shares constitute "restricted securities" under the 1933 Act, the Holder may cause the Exercise Shares to be registered by the Company as follows:

      (a) The Company shall advise the Holder by written notice prior to the filing of a registration statement under the 1933 Act, (excluding registration on Forms S-8, S-4, or any successor forms thereto) covering securities of the Company to be offered and sold to the public generally and shall, upon the request of the Holder given at least ten (10) business days prior to the filing of such registration statement, include in any such registration statement such information as may be required to permit a public offering of the Exercise Shares by the Holder. The Company shall supply prospectuses and qualify the Exercise Shares for sale in such states as the Company qualifies its securities; provided, however, that the Company will not be required to maintain the registration of the Exercise Shares for any longer period than it shall require for its own purposes. The Holder shall furnish such information as may be reasonably requested by the Company in order to include such Exercise Shares in the registration statement.

      (b) The following provisions of this Paragraph 7 shall also be applicable:

            (i) The Company shall bear the entire cost and expense of any registration of securities initiated by it under subparagraphs (a) and (b) of this Paragraph (7) notwithstanding that Exercise Shares subject to this Warrant may be included in any such registration. The Holder, whose Exercise Shares are included in any such registration statement pursuant to this Paragraph (7) shall, however, bear the fees of its own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Exercise Shares sold by it pursuant thereto and bear any other costs imposed by applicable federal or state securities laws, rules or regulations.

            (ii) In connection with any such Registration covered by subparagraphs (a) or (b), notwithstanding anything to the contrary contained herein, the Company shall have no obligation: (A) to assist or cooperate in the offering or disposition of any such Exercise Shares; (B) to indemnify or hold harmless the Holders of such securities being registered or any underwriter designated by such Holders; (C) to obtain a commitment from an underwriter relative to the sale of such Exercise Shares; or (D) to include such Exercise Shares within an underwritten offering of the Company.

8.    LIMITATIONS UPON EXERCISE.

      (a) Holder's right to purchase all 90,000 shares covered by the Warrant shall vest on April 26, 1995.

      (b) Notwithstanding the above, this Warrant must be exercised by the later of: (i) while the Holder is employed by the Company; or (ii) within three months of the date


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the Holder's employment is terminated; or (iii) in the event of the death or the total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986) of the Holder, within one year of the date employment is terminated.

9. NOTICES. All notices or other communications under this Warrant Certificate shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt request, addressed as follows:

               If to the Company:

               PMR Corporation
               3990 Old Town Avenue
               Suite 206A
               San Diego, CA  92110

               Attention: Chief Executive Officer, Mr. Allen Tepper

               and to the Holder:

               Fred Furman
               3990 Old Town Avenue
               Suite 206A
               San Diego, CA  92110

               at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

      Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of the Paragraph 9.

10. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Warrant Certificate without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.

11. SUCCESSORS AND ASSIGNS. This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.


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12. SEVERABILITY. If for any reason any provision, paragraph or terms of this
Warrant Certificate is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

13. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State.

14. HEADINGS. Paragraph and subparagraph headings, used herein are included herein for convenience of reference only shall not affect the construction of this Warrant Certificate nor constitute a part of this Warrant Certificate for any other purpose.

      IN WITNESS WHEREOF, the Company has caused this Amended and Restated Warrant to be duly executed as of this 9th day of July, 1997.

                                          PMR Corporation


                                          By:/s/ Allen Tepper
                                             ----------------------------------
                                             Allen Tepper,
                                             Chief Executive Officer


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                                   APPENDIX A

                           NOTICE OF WARRANT EXERCISE

      Pursuant to a Warrant by and between the undersigned and PMR Corporation, a Delaware corporation (the "Company"), dated as of July 9, 1997, and subject to the vesting periods set forth therein, the undersigned hereby irrevocably elects to exercise its warrant to the extent of purchasing ______________ shares of Common Stock, $.01 par value (the "Warrant Shares"), of the Company as provided for therein.

      Payment of the full Purchase Price of the Warrant Shares is enclosed herewith, in the form of a check made payable to the Company.

      The undersigned requests that a certificate for the Warrant Shares be issued in the name of:

      _________________________________

      _________________________________

      _________________________________

      (Please print name, address and social security number)

Dated:____________________________, 199___

Address: _________________________________

      _________________________________

      _________________________________

Signature:  ________________________________



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